UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 23, 2014

CARPENTER TECHNOLOGY CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On October 23, 2014, Carpenter Technology Corporation issued a press release announcing its Board of Directors has approved a share repurchase program of up to $500 million of Carpenter’s outstanding common shares effective October 27, 2014 and continuing through October 26, 2016.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release dated October 23, 2014 announcing that the Board of Directors approved a $500 million share repurchase program.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

	By	/s/ Tony R. Thene
Tony R. Thene
Senior Vice President – Finance and
Chief Financial Officer

Date: October 24, 2014